Exhibit 3.43

ARTICLES OF INCORPORATION OF ROADWAY MANAGED RETURN SERVICES, INC.

The undersigned, desiring to form a corporation for profit under Chapter 1701 of the Ohio Revised Code, hereby adopts the following Articles of Incorporation for such Corporation:

Article One

The name of the Corporation shall be Roadway Managed Return Services, Inc.

Article Two

The place in Ohio where the principal office of the Corporation is to be located is in the City of Akron, County of Summit.

Article Three

The purposes for which this Corporation is organized is to engage in any lawful act or activity for which corporations may be formed under Sections 1701.01 to 1701.98, inclusive, of the Ohio Revised Code.

Article Four

This Corporation shall have authority to issue Seven Hundred Fifty (750) shares of capital stock, all of which shall be Common Stock without par value.

Article Five

The amount of stated capital with which the Corporation shall begin business is Five Hundred Dollars ($500.00).

IN WITNESS WHEREOF, I have executed these Articles of Incorporation on the 22nd day of April, 1993.

Incorporator for
Roadway Managed Return Services, Inc.

/s/ John M. Glenn
John M. Glenn

Prescribed by Bob Taft, Secretary, State 30 East Broad Street, 14th Floor Columbus, Ohio 43266-0418 Form AGO (August 1992)

ORIGINAL APPOINTMENT OF STATUTORY AGENT

The undersigned, being at least a majority of the incorporators of
Roadway Managed Return Services, Inc. , hereby appoint

(name of corporation)
C T CORPORATION SYSTEM to be statutory agent upon whom any
(name of agent)
process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is:
815 Superior Avenue, N. E.
(street address)

Cleveland ,	Ohio	44114
(city)		(zip code)
NOTE: P.O. Box addresses are not acceptable.

/s/ John M. Glenn
(Incorporator)

(Incorporator)

(Incorporator)

ACCEPTANCE OF APPOINTMENT

The undersigned, C T CORPORATION SYSTEM , named herein as the statutory agent for
Roadway Managed Return Services, Inc. , hereby acknowledges and accepts the
(name of corporation)
appointment of statutory agent for said corporation.

C T CORPORATION SYSTEM

By:	/s/ Michael P. Nakon
Michael P. Nakon, Asst. Secy. Statutory Agent

INSTRUCTIONS

1)	Profit and non-profit articles of incorporation must be accompanied by an original appointment of agent, R.C. 1701.07(B), 1702.06(B).

2)	The statutory agent for a corporation may be (a) a natural person who is a resident of Ohio, or (b) an Ohio corporation or a foreign profit corporation licensed in Ohio which has a business address in this state and is explicitly authorized by its articles of incorporation to act as a statutory agent. R.C. 1701.07(A), 1702.06(A).

3)	An original appointment of agent form must be signed by at least a majority of the incorporators of the corporation. R.C. 1701.07(B), 1702.06(B). These signatures must be the same as the signatures on the articles of incorporation.

As of October 8, 1992, R.C. 1701.07(B) will be amended to require acknowledgement and acceptance by the appointed statutory agent.

ORIGINAL APPOINTMENT OF STATUTORY AGENT

FOR

ROADWAY MANAGED RETURN SERVICES, INC.

The undersigned, being the incorporator of Roadway Managed Return Services, Inc. hereby appoints CT Corporation to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the corporation may be served.

The complete address of the agent is: CT Corporation, 815 Superior Avenue Northeast, City of Cleveland, Cuyahoga County, Ohio 44114.

Incorporator for
Roadway Managed Return Services, Inc.

Date: April 22, 1993	/s/ John M. Glenn
John M. Glenn

articles/jah

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

Roadway Managed Return Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Ohio,

DOES HEREBY CERTIFY:

FIRST: That the board of directors of said corporation, by unanimous written consent, without the actual holding of a meeting, on January 26, 1996, adopted a resolution proposing and declaring advisable an amendment to the Articles of Incorporation of said corporation.

SECOND: Thereafter, pursuant to the provisions of the Code of Regulations of the corporation and the provisions of Section 1701.54 of the Ohio Revised Code, the sole shareholder of Roadway Managed Return Services, Inc., by unanimous written consent without the actual holding of a Special Meeting, adopted the following resolution to amend the Articles of Incorporation of said corporation:

RESOLVED, That the following amendment to the company’s present Articles of Incorporation be adopted effective as of January 1, 1996:

The title of the Articles of Incorporation is deleted in its entirety and the following is substituted in place thereof:

AMENDED ARTICLES OF INCORPORATION OF

ROADWAY EXPRESS SPECIAL SERVICES, INC.

Article One is deleted in its entirety and the following is substituted in place thereof:

Article One

The name of the corporation shall be Roadway Express Special Services, Inc.

IN WITNESS WHEREOF, said Roadway managed Return Services, Inc. has caused this certificate to be signed by J. M. Starkowsky, its president and attested by J. M. Glenn, its secretary this 26th day of January, 1996.

ATTEST:

/s/ J.M. Glenn	/s/ J.M. Starkowsky
J.M. Glenn, Secretary	J.M. Starkowsky, President

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

Roadway Express Special Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Ohio,

DOES HEREBY CERTIFY:

FIRST: That the board of directors of said corporation, by unanimous written consent, without the actual holding of a meeting, on July 1, 1996, adopted a resolution proposing and declaring advisable an amendment to the Articles of Incorporation of said corporation.

SECOND, Thereafter, pursuant to the provisions of the Code of Regulations of the corporation and the provisions of Section 1701.54 of the Ohio Revised Code, the sole shareholder of Roadway Express Special Services, Inc., by unanimous written consent without the actual holding of Special Meeting, adopted the following resolution to amend the Articles of Incorporation of said corporation:

RESOLVED, That the following amendment to the company’s present Articles of Incorporation be adopted effective as of July 1, 1996:

AMENDED ARTICLES OF INCORPORATION OF

REXSIS, INC.

Article One is deleted in its entirety and the following is substituted in place thereof:

Article One

The name of the corporation shall be REXSIS, Inc.

IN WITNESS WHEREOF, said REXSIS, Inc. has caused this certificate to be signed by J. M. Starkowsky, its president and attested by J. M. Glenn, its secretary this 8th day of July, 1996.

/s/ J. M. Starkowsky
J. M. Starkowsky, President

ATTEST:

/s/ J.M. Glenn
J. M. Glenn, Secretary

ARTICLES OF INCORPORATION OF ROADWAY MANAGED RETURN SERVICES, INC.

The undersigned, desiring to form a corporation for profit under Chapter 1701 of the Ohio Revised Code, hereby adopts the following Articles of Incorporation for such Corporation;

Article One

The name of the Corporation shall Roadway Managed Return Services. Inc.

Article Two

The place in Ohio where the principal office of the corporation is to be located is in the City of Akron, County of Summit.

Article Three

The purposes for which this Corporation is organized is to engage in any Lawful act or activity for which corporations, may be formed under Sections 1701.01. to 1701 98, Inclusive of the Ohio Revised Code.

Article Four

This Corporation shall have authority to issue Seven Hundred Fifty (750) shares of capital stock, all of which shall be Common Stock without par value.

Article Five

The amount of stated capital with which the Corporation shall begin business is Five Hundred Dollars ($500.00).

IN WITNESS WHEREOF, I have executed these Articles of Incorporation on the 22nd day of April, 1993

Incorporator for
Roadway Managed Return Services, Inc.

/s/ John M. Glenn
John M. Glenn

Prescribed by Bob Taft, Secretary of State 30 East Broad Street, 14th Floor Columbus, Ohio 43266-0418 Form AGO (August 1992)

ORIGINAL APPOINTMENT OF STATUTORY AGENT

The undersigned, being at least a majority of the incorporators of __________________________________________________
Roadway Managed Return Services, Inc. , hereby appoint
(name of corporation)
C T CORPORATION SYSTEM to be statutory agent upon whom any
(name of agent)

process, notice or demand required or permitted by statute to be served upon the corporation may be served. The complete address of the agent is:

815 Superior Avenue, N. E.
(street address)
Cleveland , Ohio 44114
(city) (zip code)
NOTE: P.O. Box addresses are not acceptable.

/s/ John M. Glenn
(Incorporator)

(Incorporator)

(Incorporator)

ACCEPTANCE OF APPOINTMENT

The undersigned, C T CORPORATION SYSTEM , named herein as the statutory agent for
Roadway Managed Return Services, Inc. , hereby acknowledges and accepts the
(name of corporation)

appointment of statutory agent for said corporation.

C T CORPORATION SYSTEM

By:	/s/ Michael P. Nakon
Michael P. Nakon, Asst. Secy. Statutory Agent

INSTRUCTIONS

1)	Profit and non-profit articles of incorporation must be accompanied by an original appointment of agent. R.C. 1701.07(B), 1702.06(B).

2)	The statutory agent for a corporation may be (a) a natural person who is a resident of Ohio, or (b) an Ohio corporation or a foreign profit corporation licensed in Ohio which has a business address in this state and is explicitly authorized by its articles of incorporation to act as a statutory agent. R.C. 1701.07(A), 1702.06(A).

3)	An original appointment of agent form must be signed by at least a majority of the incorporators of the corporation. R.C. 1701.07(B), 1702.06(B). These signatures must be the same as the signatures on the articles of incorporation.

*	As of October 8, 1992, R.C. 1701.07(B) will be amended to require acknowledgement and acceptance by the appointed statutory agent.

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

Roadway Managed Return Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Ohio,

DOES HEREBY CERTIFY:

FIRST: That the board of directors of said corporation, by unanimous written consent, without the actual holding of a meeting, on January 26, 1996, adopted a resolution proposing and declaring advisable an amendment to the Articles of Incorporation of said corporation.

SECOND: Thereafter, pursuant to the provisions of the Code of Regulations of the corporation and the provisions of Section 1701.54 of the Ohio Revised Code, the sole shareholder of Roadway Managed Return Services, Inc., by unanimous written consent without the actual holding of a Special Meeting, adopted the following resolution to amend the Articles of lncorporation of said corporation:

RESOLVED, That the following amendment to the company’s present Articles of Incorporation be adopted effective as of January 1, 1996:

The title of the Articles of Incorporation is deleted in its entirety and the following is substituted in place thereof:

AMENDED ARTICLES OF INCORPORATION OF

ROADWAY EXPRESS SPECIAL SERVICES, INC.

Article One is deleted in its entirety and the following is substituted in place thereof:

Article One

The name of the corporation shall be Roadway Express Special Services, Inc.

IN WITNESS WHEREOF, said Roadway managed Return Services, Inc. has caused this certificate to be signed by J. M. Starkowsky, its president and attested by J. M. Glenn, its secretary this 26th day of January, 1996.

ATTEST:

/s/ J. M. Glenn	/s/ J. M. Starkowsky
J. M. Glenn, Secretary	J. M. Starkowsky, President

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

Roadway Express Special Services, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Ohio,

DOES HEREBY CERTIFY:

FIRST: That the board of directors of said corporation, by unanimous written consent, without the actual holding of a meeting, on July 1, 1996, adopted a resolution proposing and declaring advisable an amendment to the Articles of Incorporation of said corporation.

SECOND, Thereafter, pursuant to the provisions of the Code of Regulations of the corporation and the provisions of Section 1701.54 of the Ohio Revised Code, the sole shareholder of Roadway Express Special Services, Inc., by unanimous written consent without the actual holding of Special Meeting, adopted the following resolution to amend the Articles of Incorporation of said corporation:

RESOLVED, That the following amendment to the company’s present Articles of Incorporation be adopted effective as of July 1, 1996:

AMENDED ARTICLES OF INCORPORATION OF

REXSIS, INC.

Article One is deleted in its entirety and the following is substituted in place thereof:

Article One

The name of the corporation shall be REXSIS, Inc.

IN WITNESS WHEREOF, said REXSIS, Inc. has caused this certificate to be signed by J. M. Starkowsky, its president and attested by J. M. Glenn, its secretary this 8th day of July, 1996.

/s/ J. M. Starkowsky
J. M Starkowsky, President

ATTEST:

/s/ J. M. Glenn J. M. Glenn, Secretary

Prescribed by J. Kenneth Blackwell Please obtain fee amount and mailing instructions from the Filing Reference Guide ( using the 3 digit form # located at the bottom of this form). To obtain the Filing Reference Guide or for assistance, please call Customer Service:

Central Ohio: (614)-466-3910 Toll Free: 1-877-SOS-FILE (1-877-767-3453)

CERTIFICATE OF AMENDMENT
BY SHAREHOLDERS TO ARTICLES OF
REXSIS, INC.
(Name of Corporation)
844768
(charter number)
John J. Gasparovic , who is the Secretary
(name) (title)
of the above named Ohio corporation organized for profit, does hereby certify that: (Please check the appropriate base and complete the appropriate statements.)

☐	a meeting of the shareholders was duly called and held on , at which meeting a quorum the shareholders was present in person or by proxy, and that by the affirmative vote of the holders of shares entitling them to exercise % of the voting power of the corporation,

☒	in a writing signed by all the shareholders who would be entitled to notice of a meeting held for that purpose, the following resolution to amend the articles was adopted:

First: The name of the corporation shall be Roadway Reverse Logistics, Inc.

☐ Please check box if additional provision are attached.

Provisions attached hereto are incorporated herein and made a part of these articles of incorporation.

IN WITNESS WHEREOF, the above named officer, acting for and on behalf of the corporation, has hereunto subscribed his name on August 28, 2001
(his/her) (date)

Signature:	/s/ John J. Gasparovic
Title:	John J. Gasparovic, Secretary